SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 13, 2006


                            GREAT CHINA MINING, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                           CHINA NETTV HOLDINGS, INC.
                          ----------------------------
                                  (Former Name)


Nevada                            000-26217                   98-0203170
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

World Trade Centre, Suite 536, 999 Canada Place, Vancouver, B.C. Canada V6C 3E2
-------------------------------------------------------------------------------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 641-1366
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None

Section 8 - Other Events

Item 8.01 Other Events

On April 13, 2006, the directors of Continental Minerals Corporation and of Great China Mining Inc. jointly announce that Continental has entered into agreements with holders of 212 million Great China Mining shares, representing approximately 67% of Great China Mining, who have agreed to support a merger whereby Great China Mining shares will be exchanged for Continental shares on a ratio of 8.7843 Great China Mining shares for each Continental share. Completion of the merger is subject to a number of conditions, including execution of definitive merger documentation, as well as shareholders' and regulatory approvals. If all conditions are met, the transaction is expected to complete in the second quarter. Continental will issue 36 million shares (approximately 40% of its post-merger issued shares) for 100% of Great China Mining. The shareholders letters also provide that if for any reason the corporate merger can not complete, the Great China Mining shareholders will exchange their shares on the agreed ratio in a series of private transactions thus assuring Continental of majority control of Great China Mining, subject only to TSX Venture Exchange acceptance.

The companies have been exploring and developing the Xietongmen Copper-Gold Property ("the Xietongmen Property"), located 240 kilometres from the city of Lhasa in Tibet, People's Republic of China, since late 2004. Continental is the operator of the project.

Through a combination of cash purchase of shares and expenditures on the Xietongmen Property, Continental now indirectly owns 50% of the property and has almost completed earning an additional 10% (for a combined 60%) interest. This additional earn-in would have been completed in the second quarter of 2006.

Continental will also be acquiring interests in the three other properties, totaling 109 square kilometres, which surround the Xietongmen Property ("the Area of Interest Properties") by issuing 1.5 million shares to a related party of Great China Mining. The transaction will result in a property holdings increase from 12 to 121 square kilometers.

In commenting on the merger, Continental President and CEO Gerald Panneton said:

     "Continental and Great China Mining have been working successfully together to move the Xietongmen project forward, and following the excellent results of the 2005 program, the project has entered a new phase with feasibility, environmental and socio-economic studies underway. We believe that the unification of the ownership into Continental will simplify the current structure and streamline the advancement of the project."

Great China Mining President and CEO Anthony Garson said:

     "Great China Mining has formed a strong joint venture working relationship with the experienced and professional Continental group. We are looking forward to this being further enhanced under the corporate unification. The project, the Company and shareholders will be best rewarded under this structure, leading to the successful advancement of the Xietongmen project.

Assuming the 100% merger is completed, Continental will have approximately 85 million shares outstanding (95 million fully diluted). Three nominees of Great China Mining will be appointed to Continental's board bringing the total number of Continental directors to ten. The Great China Mining shareholders lock-up letters provide that the principal participating Great China Mining shareholders will, for a three year period from closing, both vote their shares to support Continental's board initiatives and will also enter into orderly market resale arrangements through an independent trustee.

The Xietongmen Property hosts a porphyry copper-gold deposit with significant mineral resources that were outlined by drilling in 2005. The deposit is also open to expansion. The comprehensive program in 2006 will encompass extensive drilling to fully assess the resource potential of the property, as well as engineering, environmental and socio-economic studies, and community and stakeholder engagement activities. The objective is to collect the data necessary for a feasibility study and environmental and social impact assessments. The studies are targeted for completion in 2007.

                 IMPORTANT ADDITIONAL INFORMATION WILL BE FILED
                  WITH THE SECURITIES AND EXCHANGE COMMISSION

In connection with the proposed transaction, Continental and Great China Mining intend to file relevant materials with the Securities and Exchange Commission, including the filing by Continental with the Securities and Exchange Commission of a Registration Statement on Form F-4 (the "Registration Statement"), which will include Great China Mining's Proxy Statement/Prospectus and related materials, to register the common shares to be issued in exchange for Great China Mining common shares. Great China Mining plans to file with the Securities and Exchange Commission and mail to its stockholders a Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Continental, Great China Mining, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the Securities and Exchange Commission by Continental and Great China Mining on EDGAR through the web site maintained by the Securities and Exchange Commission at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus when they become available from each Company on request. Continental, Great China Mining and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Great China Mining stockholders in respect of the proposed transaction. Information regarding Continental's directors and executive officers is available in Continental's annual report on Form 20-F for the year ended December 31, 2004, and information regarding Great China Mining's directors and executive officers is available in Great China Mining's annual report on Form 10-KSB for the year ended December 31, 2005. Additional information regarding the interests of such potential participants will be included in the registration and proxy statement and the other relevant documents filed with the SEC when they become available.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  99 Press Release

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 13, 2006                Great China Mining, Inc.



                                    By: /s/ Amin Amlani
                                        ----------------------------------------
                                        Amin Amlani, Secretary